Exhibit 3

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (this “Agreement”), dated March 29, 2007, is made by and between IHL INVESTMENTS, LLC, a Delaware limited liability company (“Pledgor”), in favor of HARRIS CORPORATION, a Delaware corporation (“Pledgee”).

W I T N E S S E T H:

WHEREAS, Pledgor, pursuant to a certain Stock Purchase Agreement of even date herewith (the “Stock Purchase Agreement”) by and among Pledgor and Pledgee, is purchasing FORTY THOUSAND (40,000) shares of Series C Preferred stock, par value $0.001 in Teltronics, Inc., a Delaware corporation (“Teltronics”) (the “Series C Stock”);

WHEREAS, Pledgor has executed a certain Secured Promissory Note of even date herewith, in the principal amount of $400,000 (as amended, supplemented or modified from time to time, the “Note”);

WHEREAS, Pledgor acknowledges that, by reason of the foregoing, it will receive substantial economic and other benefits from Pledgee and acknowledges that without this Agreement, Pledgee would be unwilling to accept the Note; and

WHEREAS, as consideration for the execution of this Agreement by the Pledgee, and to further secure the obligations of the Pledgee under the Note, Pledgor agrees to pledge and grant to Pledgee a security interest in (i)10,000 shares of the Series C Stock (the “Stock”), (ii) any other interest in Teltronics now owned or hereafter acquired by Pledgor, and (iii) Distributions (as defined below) to Pledgor of or from Teltronics (each, a “Pledged Interest” and, collectively, the “Pledged Interests”).

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

Section 1.    Pledge.

(a)    Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Pledgee a lien on and first priority security interest in and to all right, title and interest of Pledgor in the Pledged Interests, any certificates, instruments or documents representing the same, all options and other rights, contractual or otherwise, in respect thereof (including, without limitation, any registration rights) and all dividends, distributions, liquidation proceeds, cash, instruments and other property (including, without limitation, additional stock or securities distributed in respect of any Pledged Interests by way of stock splits, spin-offs, reclassification, combination, consolidation, merger or similar arrangement) to which Pledgor is entitled with respect to the Pledged Interests, whether or not received by or otherwise distributed to Pledgor, whether such dividends, distributions, liquidation proceeds, cash, instruments and other property are paid or distributed by Teltronics in respect of operating profits, sales, exchanges, refinancing, condemnations or insured losses of the assets of Teltronics, the liquidation of Teltronics’ assets and affairs, management fees, guaranteed payments, repayment of loans, reimbursement of expenses or otherwise (collectively, the “Distributions”) in respect of or in exchange for any or all of the Pledged Interests, and Pledgor’s rights, remedies and benefits under the Organizational Documents of Teltronics, all rights and powers of Pledgor arising under the Organizational Documents of Teltronics or under law, including, without limitation, all rights of Pledgor to vote on any matter specified therein or under law; all rights of Pledgor to cause an assignee to be substituted as shareholder, in Teltronics in the place and stead of Pledgor; all rights, remedies, powers, privileges, security interests, liens, and claims of Pledgor for damages arising out of or for breach of or default under the Organizational Documents of Teltronics; all rights of Pledgor to access to the books and records of Teltronics and to other information concerning or affecting Teltronics. The security interests, rights, remedies and benefits of Pledgee granted by this Section 1(a) and all proceeds thereof are hereinafter collectively referred to as the “Pledged Collateral.” Pledgor irrevocably and unconditionally waives all rights, if any, which may exist in its favor to purchase or acquire any of the Pledged Collateral to the extent the same may arise as a result of the pledge thereof effected hereby, or the acquisition or disposition thereof by Pledgee or any other Person pursuant to the rights and remedies afforded Pledgee hereunder or any exercise thereof. “Organizational Documents” shall mean with respect to Teltronics, its Certificate of Incorporation and Bylaws, and with respect to Pledgor, its Certificate of Organization and Operating Agreement and any exhibits or schedules thereto (as amended, supplemented or modified from time to time).

(b)    Concurrently herewith, Pledgor is receiving and will cause delivery to Pledgee an “Agreement and Acknowledgment of Pledge” in substantially in the form of Exhibit A hereto duly executed and delivered by Teltronics.

Section 2.    Security for Obligations. This Agreement secures (i) the full and prompt payment when due, whether at the respective stated maturity dates, by acceleration or otherwise, of all obligations and any other amounts due or to become due under the Note, whether for principal, interest, fees, expenses or otherwise, (ii) any and all obligations of Pledgor now or hereafter existing under this Agreement, and (iii) any and all other obligations of Pledgor to Pledgee now or hereafter existing (all such obligations being hereinafter collectively referred to as the “Obligations”).

Section 3.    Delivery of Pledged Collateral.

(a) Concurrent with this Agreement: (i) the Pledged Interests shall be delivered, transferred to or placed under the control of the Pledgee by Pledgor by certificates, instruments, or other documents now or hereafter representing or evidencing the Pledged Collateral (“Certificates”) and, as appropriate, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Pledgee; (ii) Pledgor shall deliver to Pledgee such Uniform Commercial Code financing statements, executed by Pledgor and in a form ready for filing, as may be necessary or desirable to perfect and/or evidence the security interests in the Pledged Collateral granted to Pledgee pursuant to this Agreement; and (iii) Pledgor shall deliver satisfactory evidence to Pledgee in its sole discretion that all other filings, recordings, registrations and other actions Pledgee deems necessary or desirable to establish, preserve and perfect the security interests and other rights granted to Pledgee pursuant to this Agreement shall have been made.

(b)    If Pledgor shall acquire (by purchase, Distribution or otherwise) any additional securities or ownership interest of any kind or nature in, or rights to Distributions from, or relating to, Teltronics (collectively, “Securities”) at any time or from time to time after the date hereof, Pledgor will forthwith pledge and deliver such Securities (and all certificates or instruments representing such Securities) as collateral with Pledgee and deliver to Pledgee the other documents and evidence described in the preceding Section 3(a) to effect any transfer thereof as required hereby, together with a certificate executed by Pledgor describing such Securities and certifying that the same have been duly pledged with Pledgee hereunder.

(c)    If Pledgor shall come into possession of any Distribution, including any dividends, distributions, liquidation proceeds, cash or other property paid or distributed with respect to the Stock at any time or from time to time after the date hereof, Pledgor shall surrender such Distributions to Pledgee who may apply any such Distributions to any portion of the Obligations then due or hold such Distributions as part of the Pledged Collateral.

(d)    Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of any of the Pledged Collateral, which may be held (in the discretion of Pledgee) in the name of Pledgor, or endorsed or assigned in blank or in favor of Pledgee or any nominee or nominees of Pledgee or any agent appointed by Pledgee in accordance herewith.

Section 4.    Voting Power, Etc. Notwithstanding anything to the contrary contained in Section 1 hereof, provided that no Event of Default (as hereinafter defined) shall have occurred and be continuing, but subject in all respects to the terms, conditions, prohibitions or limitations on the actions of Pledgor as a shareholder of Teltronics provided in the Organizational Documents of Teltronics, Pledgor shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral (including, without limitation, to make determinations, to exercise any election (including, without limitation, election of remedies) or option, and to give or receive any notice, consent, amendment, waiver, approval or other rights described in Section 1 hereof), provided that no ratification shall be given, nor any power pertaining to the Pledged Collateral exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement or which would have the effect of impairing the position or interests of Pledgee, or, in each case, in such a manner as would reasonably be expected to have an adverse effect on the ability of Pledgor to perform its obligations hereunder. If any of the foregoing rights are exercised by Pledgor, Pledgor shall promptly give written notice to Pledgee of its exercise of such right. Upon the occurrence of any Event of Default and for so long as such Event of Default is continuing, Pledgee shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral.

Section 5.    No Assumption. Notwithstanding anything contained herein to the contrary, whether or not an Event of Default shall have occurred, and whether or not Pledgee elects to foreclose or otherwise realize on its security interest in the Pledged Collateral as set forth herein or exercise any of its rights under this Agreement or otherwise, neither this Agreement, receipt by Pledgee of any Distributions, the foreclosure or other realization by Pledgee of the security interest in the Pledged Collateral nor any exercise by Pledgee of any of its rights under this Agreement or otherwise, shall in any way be deemed to obligate Pledgee to assume any of Pledgor’s obligations, duties, expenses or liabilities with respect to the Pledged Collateral or any agreement relating thereto, and in the event of any such foreclosure, realization or other exercise of rights, Pledgor shall remain bound and obligated to perform such obligations and Pledgee shall not be deemed to have assumed any of such obligations.

Section 6.    Events of Default. The occurrence of any of the following events shall constitute an “Event of Default” under this Agreement: (a) Pledgor shall at any time fail timely to perform or comply with any provision of this Agreement after Pledgor actually obtains knowledge of such default or after notice of such default and a cure period of ten (10) days during which to cure such default; (b) any of the representations or warranties made by Pledgor in this Agreement shall be, or at any time shall become, false or inaccurate in any material respect after Pledgor actually obtains knowledge of such default or after notice of such default and a cure period of ten (10) days during which to cure such default; or (c) if there shall occur any Event of Default under the Note.

Section 7.    Representations, Warranties and Covenants. Pledgor represents and warrants to, and agrees with, Pledgee as follows:

(a)    Pledgor is a duly formed limited liability company under the laws of the State of Delaware, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to execute and deliver to Pledgee this Agreement, to own its properties and to perform the obligations and carry out the duties imposed upon Pledgor by this Agreement. Pledgor is not required by applicable law to be authorized to do business in any other jurisdiction.

(b)    Pledgor is, and at all times will be, the only record and beneficial owner of the Pledged Collateral. Pledgor will defend Pledgee’s right, title and interest in and to the Pledged Collateral pledged by it pursuant hereto against the claims and demands of any third party. The costs and expenses incurred by Pledgor to defend Pledgee’s rights, title and interests in and to the Pledged Collateral, shall be borne solely and exclusively by Pledgor.

(c)    Pledgor’s rights to Distributions, if any, under the Organizational Documents of Teltronics are not subject to any defense, offset, counterclaim or contingency whatsoever. Giving effect to the aforesaid grants and pledges to Pledgee and the deliveries required hereunder, Pledgee has, as of the date of this Agreement, and, as to any Pledged Collateral acquired from time to time after such date, shall have, a valid, perfected and continuing first priority lien upon and security interest in the Pledged Collateral; provided, however, that no representation or warranty is made with respect to the perfected status of the security interest of Pledgee in the proceeds of the Pledged Collateral consisting of “cash proceeds” or “non-cash proceeds” as defined in the Uniform Commercial Code in effect in the State of Delaware (the “Code”).

(d)    Pledgor agrees to pay, and to save Pledgee harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Pledged Collateral or in connection with any of the transactions contemplated by this Agreement or the exercise by Pledgee of any right or remedy granted to it.

(e)    Pledgor shall not transfer any of the Pledged Collateral until payment or satisfaction in full of the Obligations.

(f)    This Agreement and each provision herein has been duly authorized, executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

(g)    The principal place of business and chief executive office of Pledgor and the principal place where Pledgor’s records concerning the Pledged Collateral are kept, is the Pledgor’s address provided in this Agreement. Pledgor will not change such principal place of business or remove such records nor will Pledgor move its principal place of business from such address unless it shall provide Pledgee with at least thirty (30) days’ prior written notice thereof and there shall have been taken such action, satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee hereunder at all times fully perfected and in full force and effect. Pledgor shall not change its name unless it shall have given Pledgee at least thirty (30) days’ prior written notice of any such proposed change and shall have taken such action, satisfactory to Pledgee, as may be necessary to maintain the security interest of Pledgee in the Pledged Collateral at all times fully perfected and in full force and effect.

(h)    Pledgor has delivered to Pledgee true, correct and complete copies of all of the Organizational Documents of Pledgor, and Pledgor shall not permit or consent to any amendments thereto without the prior written consent of Pledgee. The Organizational Documents of Pledgor have been duly executed and delivered by Pledgor and the shareholders, directors, members, managers, officers, incorporators, or organizers, as the case may be, of Pledgor and constitute the legal, valid and binding obligations of such parties enforceable in accordance with their respective terms. Pledgor has the full power and authority to own its property and to carry on its business as now being conducted, and has the power and authority to execute and deliver and to perform its Obligations hereunder and under any of the other documents to which it is a party.

The representations, warranties and covenants set forth in this Section 7 shall survive the execution and delivery of this Agreement.

Section 8.    Further Assurances. Pledgor agrees that at any time and from time to time Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

Section 9.     Distributions.

(a)    Upon the occurrence and continuation of an Event of Default:

(i)    All rights of Pledgor to receive Distributions and any and all proceeds from the sale or other disposition of the Pledged Collateral (or any portion thereof) which Pledgor would otherwise be authorized to receive and retain shall cease, and all such rights shall thereupon become vested in Pledgee, who shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions and proceeds.

(ii)    All Distributions and proceeds which are received by Pledgor contrary to the provisions of paragraph (a) of this Section 9 shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee as Pledged Collateral in the same form as so received (with any necessary endorsement).

(iii)    All Distributions received by Pledgor in a partial or total liquidation of Teltronics shall, in the event that any of the Obligations remain outstanding at the time of such partial or total liquidation, be paid to Pledgee and applied by Pledgee to such outstanding Obligations.

Section 10.    Transfers and Other Liens; Additional Interests. Pledgor agrees, so long as any of the Obligations are outstanding, not to:

(a)    sell, transfer or otherwise dispose of, or grant any option or similar right with respect to, any of the Pledged Collateral; or

(b)    create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral; or

(c)    sell, transfer or otherwise dispose of, or grant an option or similar right with respect to, the thirty thousand shares of Series C Preferred Stock not constituting the Pledged Collateral until the Note is fully paid.

Section 11.    Appointment of Attorney-in-Fact. Pledgor hereby appoints Pledgee the attorney-in-fact for Pledgor, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee’s discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all Distributions and any instruments made payable to Pledgor representing any dividend, interest payment or other Distributions in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Pledgor agrees that the foregoing power constitutes a power coupled with an interest which may not be revoked and which shall survive until all of the Obligations shall have been indefeasibly paid in full and satisfied, provided that except with respect to the execution and filing of the Uniform Commercial Code Financing Statements, this paragraph shall not be effective until the occurrence of an Event of Default.

Section 12.    Pledgee to Perform. If Pledgor fails to perform any agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor in accordance with Section 17 hereof.

Section 13.    Remedies Upon Default. Upon the occurrence of any Event of Default:

(a)    Pledgee may, without any notice to Pledgor of the occurrence of such Event of Default, except as otherwise expressly required under the Note, exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party under the Code in effect at that time, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of Pledgee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)    Pledgee may transfer all or any part of the Pledged Collateral into Pledgee’s name or the name of its nominee or nominees, by endorsing the Certificates.

(c)    Pledgee may vote all or any part of the Pledged Collateral (whether or not transferred into the name of Pledgee) and give all consents, waivers and ratifications in respect of the Pledged Collateral and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so).

(d)    Any Pledged Collateral or proceeds thereof held by Pledgee as Pledged Collateral and all proceeds thereof received by Pledgee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter, be applied (after payment of any amounts payable to Pledgee pursuant to Section 17 hereof), in whole or in part by Pledgee for the benefit of Pledgor, against all or any part of the Obligations and in such order as Pledgee shall elect. Any surplus of such Pledged Collateral or proceeds thereof held by Pledgee and remaining after payment or satisfaction in full of all of the Obligations and the expenses referred to in Section 17 hereof shall be delivered or paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

(e)    Each right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

Section 14.    Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT, AT PLEDGEE’S OPTION, ONLY IN THE COURTS OF THE STATE OF FLORIDA, BREVARD COUNTY OR THE MIDDLE DISTRICT OF FLORIDA. PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR

IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS AS SET FORTH ABOVE. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PLEDGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

Section 15.    Jury Trial Waiver. EACH OF PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF PLEDGOR OR PLEDGEE RELATING TO THE NOTE, AND THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS PLEDGE AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PLEDGEE ENTERING INTO THIS AGREEMENT.

Section 16.     Indemnity. The Pledgor agrees to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse the Pledgee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder; provided, that the Pledgor shall not be required to indemnify the Pledgee in respect of any claims, demands, losses, judgments, liabilities, costs or expenses arising from the gross negligence or willful misconduct of the Pledgee. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 16 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. Notwith-standing any other provision of this Agreement, the Pledgee shall not be liable hereunder for any action or failure to act hereunder, except to the extent of its gross negligence or willful misconduct.

Section 17.    Expenses. Upon demand, Pledgor will pay to Pledgee the amount of any and all expenses, including the reasonable fees and expenses of Pledgee’s counsel and of any experts and agents, which Pledgee may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of Pledgee’s rights hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

Section 18. Amendments, Waivers, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 19. Notices. All notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto shall be given in the manner specified in the Note, and at the address of each party hereto set forth below its signature on the signature page hereto. The parties hereto may change the address at which they are to receive notices hereunder by notice in writing in the foregoing manner to all parties.

Section 20. Continuing Security Interest; Transfer. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment or satisfaction in full of the Obligations, (ii) be binding upon Pledgor, its permitted transferees, representatives, successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its permitted transferees, representatives, successors and assigns. Without limiting the generality of the foregoing clause (iii), Pledgee, but not Pledgor, may assign or otherwise transfer this Agreement together with the Pledged Collateral, the Note and any other Obligations to any other Persons to the extent permitted by the Note, and such other Persons shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the indefeasible payment or satisfaction in full of the Obligations, (x) Pledgor shall be entitled to the return, upon its request and at its expense, of such portion of the Pledged Collateral as shall not have been sold or otherwise applied or forfeited pursuant to the terms hereof, and (y) this Agreement shall be of no further force or effect except for the provisions of Sections 5, 12 and 16, which shall survive.

Section 21. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

Section 22. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware (without giving effect to principles of conflicts of law). Unless otherwise defined herein, terms defined in the Code are used herein as therein defined.

Section 23. Recitals. The Recitals at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

Section 24. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile or other non-alterable electronic transmission), and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more such counterparts. All counterparts shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

IN WITNESS WHEREOF, Pledgor has caused this Pledge Agreement to be executed and delivered by its duly authorized representatives as of the date first set forth above.

IHL INVESTMENTS, LLC	HARRIS CORPORATION

By: /s/ L. Balikowsky, Mgr. Name: L. Bailkowsky Title: Manager	By: /s/ Charles J. Greene Name: Charles J. Greene Title: V.P.-Tax & Treasurer

Address:	3402 Oak Grove, Suite 200 Dallas, TX 75204 Attention: Manager	Address:	1025 West NASA Blvd Melbourne, FL 32919 Attention: Scott t. Mikuen

PLEDGOR:
* * * * *
State of TEXAS
County of DALLAS

On  March 29, 2007 before me appeared L. Balikowsky           who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public, Commission No. Expires July 25. 2009	/s/ Patricia Stevens
Notary

PLEDGEE:
* * * * *
State of FLORIDA
County of BREVARD

On  March 29, 2007  before me appeared Charles J. Greene    who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to within the instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

Notary Public, Commission No. DD263331 Expires 2/24/08	/s/ Vicki L. Calicchia
Notary

Exhibit A

AGREEMENT AND ACKNOWLEDGEMENT OF PLEDGE

OF TELTRONICS, INC.

Teltronics, Inc. (the “undersigned” or “Teltronics”) hereby agrees, acknowledges and consents to the execution and delivery to HARRIS CORPORATION (“Pledgee”), of that certain Pledge Agreement by IHL INVESTMENTS, LLC (“Pledgor”) dated of even date herewith (the “Pledge”), as collateral security for the payment and performance by the Pledgor under the Note delivered to Pledgee and the assignment and pledge under the Pledge to Pledgee by Pledgor of all of Pledgor’s right, title and interest to the Pledged Collateral (as defined in the Pledge). All capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge.

The undersigned shall cause all of its books and records to reflect the pledge of the Pledged Collateral to Pledgee and agrees not to consent to or to permit any transfer of the Pledged Collateral or any other action that may be taken by Pledgor that might constitute a breach of any term or condition of the Pledge or any Event of Default so long as any Obligations remain outstanding, except in accordance with and subject to the terms and conditions of the Pledge. The undersigned represents and warrants that (i) the execution and delivery of the Pledge does not violate any of the undersigned’s Organizational Documents (including without limitation Teltronics’ Certificate of Incorporation and Bylaws, as they may be amended) or any other agreement to which the undersigned is a party or by which any of the property of the undersigned is bound, (ii) Pledgor’s shares in the undersigned are as set forth in the Pledge and such shares in the undersigned are not subject to any claim, lien or encumbrance whatsoever of any kind or nature; and (iii) the undersigned does not have any claim, right of offset, or counterclaim against Pledgor under or with respect to the Pledged Collateral or otherwise under any of the undersigned’s Organizational Documents, and Pledgor is not in default to the undersigned or otherwise under or in respect of any of its obligations under any of the undersigned’s Organizational Documents. The undersigned agrees that Pledgee and/or its representatives may at any time during reasonable business hours inspect the books, records and properties of the undersigned, and the undersigned shall, so long as any Obligations remain outstanding, at least five (5) business days prior to the time any Distributions are proposed to be made, give written notice thereof to Pledgee at its address provided in the Pledge. The undersigned has issued a certificate representing Pledgor’s shares in the undersigned. The undersigned maintains books or records for or relating to the transfer of shares in the undersigned.

Notwithstanding the security interests of Pledgee in the Pledged Collateral, Pledgee shall have no obligation or liability whatsoever to the undersigned, or any stockholder or director thereof, or any creditor or other person having any relationship, contractual or otherwise, with the undersigned, nor shall Pledgee be obligated to perform any of the obligations or duties of Pledgor under any of the undersigned’s Organizational Documents, or to take any action to collect or enforce any claim for payment due Pledgor arising thereunder. The undersigned acknowledges that the security interest of Pledgee in the Pledged Collateral and all of Pledgee’s rights and remedies under the Pledge may be freely transferred or assigned by Pledgee, as

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permitted by the Note. In the event of any such transfer or assignment, all of the provisions of this Agreement and Acknowledgment of Pledge shall inure to the benefit of the transferees, successors and/or assigns of Pledgee. The provisions of this Agreement and Acknowledgment of Pledge shall likewise be binding upon any and all permitted transferees, successors and assigns of the undersigned.

The undersigned hereby agrees that it will comply with all reasonable instructions concerning the Pledged Collateral originated by Pledgee without further consent of Pledgor and that: (i) all Distributions will be made directly to Pledgee until the Obligations have been paid in full, (ii) upon the occurrence of any Event of Default, Pledgee shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral, and (iii) Pledgee may take any reasonable action which Pledgee may deem necessary for the maintenance, preservation and protection of any of the Pledged Collateral or Pledgee’s security interests therein, including, without limitation, the right to declare any or all Obligations to be immediately due and payable without demand or notice and the right to transfer any of the Pledged Interests or other Pledged Collateral into Pledgee’s name or the name of any designee or nominee of Pledgee.

The undersigned hereby acknowledges that on the date hereof, Pledgee sold to Pledgor 40,000 shares of Series C Preferred stock of the undersigned but that only 10,000 of such shares are part of the Pledged Collateral and that 30,000 of such shares are not pledged (such unpledged shares and any underlying common stock is referred to as the “Unpledged Shares”). The undersigned hereby acknowledges that it will not register or effect any transfer or sale of the Unpledged Shares on its books or otherwise, unless the Obligations have previously been paid in full or unless the proceeds of such sale or transfer shall have been applied to pay the Obligations under the Note. The undersigned also acknowledges that unless the Obligations have previously been paid in full, any dividends or other Distributions on the Unpledged Shares will be paid directly to Pledgee to be applied to the Obligations under the Note.

The undersigned shall, from time to time, promptly execute and deliver such further instruments, documents and agreements, and perform such further acts as may be necessary or proper to carry out and effect the terms of the Pledge and this Agreement and Acknowledgment of Pledge.

This Agreement and Acknowledgment of Pledge is being given to induce Pledgee to accept the Pledge and with the understanding that Pledgee will rely hereon.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement and Acknowledgment of Pledge to be duly executed and delivered.

Dated this 29th day of March, 2007.

TELTRONICS, INC. By: /s/ Ewen R. Cameron Name: Ewen R. Cameron Title: President & CEO

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